UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 19, 2018

ARCHROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9807 Katy Freeway, Suite 100
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-8000

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Adoption of Letter Agreement

On March 19, 2018, the Board of Directors (the “Board”) of Archrock, Inc. (“Archrock”, “we” or “us”) approved the entry into a Letter Agreement with D. Bradley Childers, our President and Chief Executive Officer, and the Compensation Committee of the Board approved the entry into a Letter Agreement with each of Robert E. Rice, our Senior Vice President and Chief Operating Officer, Stephanie C. Hildebrandt, our Senior Vice President, General Counsel and Secretary, and Jason G. Ingersoll, our Senior Vice President, Marketing and Sales (collectively, the “Executives”).  Each Letter Agreement amends the applicable Executive’s Change of Control Agreement with Archrock and the Award Notices and Agreements governing such Executive’s outstanding and unvested Archrock restricted stock and performance unit awards to provide that the consummation of the transaction contemplated by that certain Agreement and Plan of Merger between us, Archrock Partners, L.P., Archrock General Partner, L.P. and Archrock GP LLC, pursuant to which Archrock Partners will become our wholly-owned subsidiary (the “Merger”), will not constitute a “change of control” or “corporate change” of Archrock (as such terms are defined in the Change of Control Agreements and Archrock’s 2013 Stock Incentive Plan, respectively).  Accordingly, the Executives will not become entitled to any payments or benefits (including any accelerated vesting of their Archrock equity awards) under their respective Change of Control Agreements and Award Notices and Agreements in connection with the consummation of the Merger.

The Letter Agreements further amend each Executive’s Change of Control Agreement to provide that, upon a qualifying termination of employment within 6 months before or 18 months following a “change of control” of Archrock (which excludes the Merger), subject to his or her execution of a release of claims and compliance with certain restrictive covenants, the applicable Executive will become entitled to receive, in lieu of Company-subsidized healthcare coverage for up to two years under Archrock’s group health plan, a lump-sum cash payment equal to two years of the Company’s portion of medical premiums, together with the monthly administrative fee that would be assessed under COBRA, that would be payable following the Executive’s termination of employment.

The foregoing summary is qualified in its entirety by reference to the form of Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Item 8.01                   Other Events

To the extent required, the information included in Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 8.01.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Letter Agreement, dated as of March 19, 2018

Forward-Looking Statements

All statements in this report (and oral statements made regarding the subjects of this communication) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Archrock and Archrock Partners, which could cause actual results to differ materially from such statements.  Forward-looking information includes, but is not limited to: statements regarding the expected benefits of the proposed transaction to Archrock Partners and its unitholders; the anticipated completion of the proposed transaction and the timing thereof; the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations.  While Archrock believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction are not obtained; local, regional and national economic conditions and the impact they may have on Archrock, Archrock Partners and their customers; changes in tax laws that impact master limited partnerships; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of Archrock’s and Archrock Partners’ customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the transaction; changes in safety, health, environmental and other regulations; the results of any reviews, investigations or other proceedings by government authorities; the results of any shareholder actions that may be filed relating to the restatement of Archrock’s financial statements; the potential additional costs relating to Archrock’s restatement, cost-sharing with Exterran Corporation and to addressing any reviews, investigations or other proceedings by government authorities or shareholder actions; and the performance of Archrock Partners.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in each of Archrock’s and Archrock Partners’ Annual Reports on Form 10-K for the year ended December 31, 2017, and those set forth from time to time in each party’s filings with the Securities and Exchange Commission (the “SEC”), which are available at www.archrock.com. Except as required by law, Archrock and Archrock Partners expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where You Can Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger between Archrock and Archrock Partners will be submitted to Archrock’s shareholders and Archrock Partners’ unitholders for their consideration.

In connection with the proposed transaction, on February 5, 2018, Archrock filed with the SEC a registration statement on Form S-4, including a joint proxy statement/prospectus of Archrock and Archrock Partners.  INVESTORS AND SECURITY HOLDERS OF ARCHROCK AND ARCHROCK PARTNERS ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive joint proxy statement/prospectus will be sent to security holders of Archrock and Archrock Partners in connection with the Archrock shareholder meeting and the Archrock Partners unitholder meeting.

Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by Archrock and Archrock Partners with the SEC from the SEC’s website at www.sec.gov.  Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents (when available) from www.archrock.com under the tab “Investors” and then under the heading “SEC Filings.” Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Archrock, Archrock Partners and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction.  Information about these persons is set forth in Archrock’s proxy statement relating to its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2018, and Archrock Partners’ Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 22, 2018, and subsequent statements of changes in beneficial ownership on file with the SEC.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

ARCHROCK, INC.

March 20, 2018	By:	/s/ Stephanie C. Hildebrandt
Stephanie C. Hildebrandt
Senior Vice President, General Counsel and Secretary